As filed with the Securities and Exchange Commission on May 10, 2000
                                                Securities Act File No. 33-71142
                                        Investment Company Act File No. 811-8128

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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                               ----------------

                                   FORM N-1A

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933                       [_]

                         Pre-Effective Amendment No.                        [_]

                      Post-Effective Amendment No. 9                        [X]

                                      and

                             REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940                   [_]


                              Amendment No. 10                              [X]

                               ----------------

                      W.P. STEWART & CO. GROWTH FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                               527 Madison Avenue
                            New York, New York 10022
              (Address of Principal Executive Offices) (Zip Code)

              Registrant's Telephone Number, including Area Code:

                                 (212) 750-8585

                               ----------------

                                    Copy to:

     W. P. Stewart & Co., Inc.                Joel H. Goldberg, Esq.
        527 Madison Avenue             Swidler Berlin Shereff Friedman, LLP
     New York, New York 10022                 The Chrysler Building
        Attn: Lisa D. Levey                    405 Lexington Avenue
                                              New York, New York 10174
  (Name and Address of Agent for
             Service)


                               ----------------

  Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

            It is proposed that this filing will become effective (check appropriate box)

                 [X] immediately upon filing pursuant to paragraph (b)

                 [_] on (date) pursuant to paragraph (b)

                 [_] 60 days after filing pursuant to paragraph (a)(1)

                 [_] on (date) pursuant to paragraph (a)(1)

                 [_] 75 days after filing pursuant to paragraph (a)(2)

                 [_] on (date) pursuant to paragraph (a)(2) of Rule 485.

  If appropriate, check the following box:

                 [_] This post-effective amendment designates
                   a new effective date for a previously filed post-effective amendment.

  Title of Securities Being Registered.... Shares of Common Stock, $0.001
  Par Value

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

PROSPECTUS

                     W.P. Stewart & Co. Growth Fund, Inc.


                               ----------------

                              Investment Adviser

                           W.P. Stewart & Co., Inc.
                              527 Madison Avenue
                           New York, New York 10022

                               ----------------

  W.P. Stewart & Co. Growth Fund, Inc. (the "Fund") is a non-diversified mutual fund, the investment objective of which is capital gains. There can be no certainty that the Fund will achieve its investment objective.



                               ----------------

  THE SECURITIES  AND EXCHANGE  COMMISSION HAS  NOT APPROVED  OR DISAPPROVED
     THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.  ANY
       REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ----------------

                              April 28, 2000

                               TABLE OF CONTENTS

RISK/RETURN SUMMARY.........................................................   3

FUND PERFORMANCE............................................................   4

FEES AND EXPENSES...........................................................   5
  Expense Example...........................................................   5

INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS...............   6
  Investment Objective and Principal Investment Strategies..................   6
  Principal Investment Risks................................................   6
  Other Investment Strategies and Risks.....................................   7

MANAGEMENT..................................................................   8
  The Investment Adviser....................................................   8

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE.................................   8

PRICING OF SHARES...........................................................   8

PURCHASE OF SHARES..........................................................   9

REDEMPTIONS AND DISTRIBUTIONS...............................................   9
  Redemptions...............................................................   9
  Dividends and Distributions...............................................  10

TAXATION....................................................................  10
  Taxability of Dividends and Distributions.................................  10
  Taxability of Transactions................................................  10

FINANCIAL HIGHLIGHTS........................................................  11

                              RISK/RETURN SUMMARY

 . Investment Objective..  Capital gains.

 . Principal Investment    The Fund's investment adviser, W.P. Stewart & Co.,
  Strategies............  Inc. (the "Adviser"), seeks to achieve the Fund's investment objective of capital gains (i.e., growth in the value of the Fund's shares), by investing in common stocks of companies based on a variety of factors. Such factors include: the company's record and projections of profit and earnings growth, accuracy and availability of information with respect to the company, success and experience of management, accessibility of management to the Adviser, product lines and competitive position both in the U.S. and abroad, lack of cyclicality, large market capitalization and liquidity of the company's securities. The Fund's portfolio normally consists primarily of common stocks of U.S.-based companies listed on the New York Stock Exchange.

 . Principal Investment    Your Fund shares can go down in value, so that you
  Risks.................  can lose money by investing in the Fund. The price of the Fund's shares may be more volatile than the price of shares of funds investing in other types of equity securities or in primarily fixed income securities. The price of common stocks tends to fluctuate more dramatically than other types of investments. These price movements may result from economic, political and regulatory factors affecting individual companies, industries or securities markets as a whole. The price of growth stocks may be particularly volatile. Since the companies that issue these stocks usually reinvest a high portion of earnings in their own businesses, they may lack the dividend yield associated with value stocks that can cushion total return in a declining market. Also, since investors buy growth stocks based on their expected earnings growth, earnings disappointments often result in sharp price declines. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is a "non-diversified" investment company, which means that the Fund may invest a larger portion of its assets in fewer companies than a diversified investment company. This increases the risks of investing in the Fund since the performance of each stock has a greater impact on the Fund's performance. To the extent that the Fund invests a relatively high percentage of its assets in securities of a limited number of companies, the Fund may also be more susceptible than would a more widely diversified investment company to any single economic, political or regulatory occurrence. No method of fundamental or technical analysis, including that employed by the Adviser, has been proven to provide a guaranteed rate of return adjusted for investment risk.

 . Suitability...........  Because the Fund invests a high percentage of its assets in a limited number of common stocks, the Fund may not represent a complete investment program.

                               FUND PERFORMANCE

  The following bar chart and table show the variability of the Fund's performance from year to year and provide some indication of the risks of investing in the Fund. The bar chart shows the Fund's performance for each full calendar year of operations for the last five years. The table shows how the Fund's average annual returns compare to those of a broad-based securities market index. Of course, past performance cannot predict or guarantee future results.

  Annual Total Returns*

              1995      1996      1997      1998      1999
             ------    ------    ------    ------     -----
             27.73%    30.64%    24.69%    33.30%     8.76%

* Annual total returns do not include performance for the period from 2/28/94 (inception date) through 12/31/94 and do not reflect deduction of the Fund's 0.50% redemption fee. If the redemption fee was deducted, the annual total returns would be lower than those shown. During the 5-year period shown in the bar chart, the highest return for a quarter was 18.68% (quarter ended 12/31/98) and the lowest return for a quarter was (7.39)% (quarter ended 9/30/98).

  Average Annual Total Returns (as of the fiscal year ended December 31, 1999)

                                                                   Return Since
                                                One Year Five Year  Inception*
                                                -------- --------- ------------
   W.P. Stewart & Co. Growth Fund, Inc.**......   8.21%   24.58%      20.92%
   S&P 500(R) Index***.........................  21.04%   28.51%      24.13%

- --------
  * Inception Date of Fund: 2/28/94
 ** The Fund's returns shown are after deduction of the Fund's 0.50%
    redemption fee.
*** The S&P 500(R) is the Standard & Poor's Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

                               FEES AND EXPENSES

  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
  Maximum Sales Load Imposed on Purchases (as a percentage of offering price)................................................................ None
  Maximum Deferred Sales Load............................................ None
  Maximum Sales Load Imposed on Reinvested Dividends..................... None
  Redemption Fee (as a percentage of the amount redeemed)................ 0.50%
Annual Fund Operating Expenses (expenses that are deducted from Fund as-
 sets)
  Management Fees........................................................ 1.50%
  Distribution (12b-1) Fees.............................................. None
  Other Expenses......................................................... 0.40%
                                                                          ----
  Total Fund Operating Expenses*......................................... 1.90%
                                                                          ====

---------

* The Adviser has voluntarily agreed to waive advisory fees and/or reimburse expenses of the Fund so that Total Fund Operating Expenses do not exceed 2.5% of the average net assets of the Fund up to $30 million, 2% of the next $70 million of average net assets of the Fund, and 1.5% of the average net assets of the Fund in excess of $100 million. For the fiscal year ended December 31, 1999, the Adviser did not waive advisory fees and/or reimburse expenses of the Fund pursuant to such voluntary waiver and/or expense reimbursement agreement. Such voluntary waiver and/or expense reimbursement is not required by the Investment Advisory Services Agreement between the Fund and the Adviser and may be discontinued at any time.

Expense Example

  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

  This Example assumes that you invest $50,000 (minimum investment) in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

       1 year             3 years              5 years         10 years
       --------           -------              -------         --------
       $1,231             $3,285               $5,466          $11,528

  You would pay the following expenses if you did not redeem your shares:

       1 year             3 years              5 years         10 years
       --------           -------              -------         --------
      $974                $3,011               $5,175          $11,190

         INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective and Principal Investment Strategies

  The Fund's investment objective is to earn capital gains for shareholders. The Fund normally invests primarily in common stocks listed on the New York Stock Exchange, but also invests, from time to time, in securities listed on other U.S. stock exchanges, in securities traded through The NASDAQ Stock Market Inc. ("NASDAQ") and on international exchanges. The Fund permits investors to participate in a professionally-managed portfolio consisting primarily of stocks of growth businesses based in the U.S.

  The Adviser employs an appraisal method which attempts to measure each prospective company's quality and growth rate by numerous criteria. Such criteria include: the company's record and projections of profit and earnings growth, accuracy and availability of information with respect to the company, success and experience of management, accessibility of management to the Adviser, product lines and competitive position both in the U.S. and abroad, lack of cyclicality, large market capitalization and liquidity of the company's securities. These results are compared to the general stock and bond markets to determine the relative attractiveness of each company at a given moment. The Adviser weighs economic, political and market factors in making investment decisions; this appraisal technique attempts to measure each investment candidate not only against other stocks of the same industry group, but also against a broad spectrum of investments. No method of fundamental or technical analysis, including that employed by the Adviser, has been proven to provide a guaranteed rate of return adjusted for investment risk.

  The Fund invests in a relatively small number of individual stocks. To enable it to do so, the Fund technically is classified as "non-diversified," and, therefore, may invest more than 5% of the value of its assets in the securities of a company and may acquire more than 10% of the voting securities of a company.

Principal Investment Risks

  The price of the Fund's shares may go up or down, and may be more volatile than for a fund investing in fixed income or money market securities. The prices of common stocks tend to rise and fall more dramatically than other types of investments. These price movements may result from economic, political, regulatory and other factors affecting the issuer, the issuer's geographic region, the issuer's industry, stock markets in general or particular sectors of stock markets. Large-cap stocks, for example, can react differently than small- or mid-cap stocks.

  The price of growth stocks may be particularly volatile. Since the issuers of such stocks usually reinvest a high portion of earnings in their own businesses, they may lack the dividend yield associated with value stocks that can cushion total return in a declining market. Also, growth stocks tend to be more expensive relative to their earnings or assets, especially compared to "value" stocks. Because investors buy growth stocks based on their expected earnings growth, earnings disappointments often result in sharp price declines.

  Because the Fund invests in a relatively small number of individual stocks, the risks of investing in the Fund are greater than the risks of investing in a more widely diversified fund. To the extent that the Fund invests a relatively high percentage of its assets in securities of a limited number of companies, the Fund may be more susceptible than would a more widely diversified fund to any single economic, political or regulatory occurrence or to changes in a particular company's financial condition or in the market's assessment of the company.

Other Investment Strategies and Risks

  In addition to the Fund's principal investment strategies described above, the Fund may invest in the following other investments:

  Temporary Positions: For temporary defensive purposes or in order to earn a return on available cash balances pending investment or reinvestment, the Fund may invest up to 100% of its assets in debt securities of the U.S. government or its agencies or instrumentalities, interest-bearing accounts maintained with financial institutions, including banks, investment grade short-term debt securities and commercial paper of U.S. companies or repurchase agreements, as well as in other money market instruments. The Fund may not achieve its investment objective by investing in such securities.

  Foreign Investments: The Fund may also invest in stocks issued by non-U.S. companies. Such investments will normally be made through the purchase of American Depositary Receipts ("ADRs"), which are investments in shares of non-U.S. companies denominated in U.S. dollars. Investments in non-U.S. stocks, whether directly or through ADRs, involve more and different risks than investments in U.S. stocks. Foreign companies are not necessarily subject to the same disclosure, accounting, and financial reporting standards as U.S. companies. Furthermore, the political, economic and social structures of some countries may be less stable and more volatile than those in the U.S. As a result, foreign stock exchanges, custodial arrangements and currencies generally are more volatile.

  If the underlying investments represented by ADRs are denominated in foreign currencies or the Fund receives dividends that are declared in foreign currencies, the value of the ADRs and the amount of dividends received as measured in U.S. dollars may be adversely affected by fluctuations in currencies, including fluctuations in the new "euro" currency. Introduced on January 1, 1999 by member nations of the European Union, the euro is expected to become the sole currency among such nations by 2002. The Fund's foreign investments may be subject to additional risks as a result of the conversion to the euro, including potential adverse tax and accounting consequences, as well as difficulties with respect to processing and settlement of transactions. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than investments in U.S. companies. In addition, dividends declared on the underlying investment represented by ADRs generally will be subject to withholding taxes.

                                  MANAGEMENT

The Investment Adviser

  The Fund's investments are managed by the Adviser, a Delaware corporation incorporated in 1998. The Adviser and its affiliates have been providing investment advisory services to individuals, trusts and pension funds since 1975. The Adviser's business office is located at 527 Madison Avenue, 21st Floor, New York, New York 10022-4212, its telephone number is (212) 750-8585 and its facsimile number is (212) 980-8039.

  The Adviser is responsible for the management of the Fund's business affairs, including providing investment research and analysis of investment opportunities and the management of the Fund's trading and investment transactions, subject to the investment policies and restrictions described in this Prospectus and the supervision of the Board of Directors.

  The portfolio manager of the Fund is Marilyn G. Breslow, President and a Director of the Fund and President and a Director of the Adviser. Ms. Breslow has served as a portfolio manager of the Fund since July 1997 and of other accounts managed by the Adviser and its predecessor since 1990. Ms. Breslow and the other portfolio managers of the Adviser are members of an investment research group which selects the group of securities in which each account, including the Fund, may invest. Ms. Breslow, who is primarily responsible for the day-to-day management of the Fund's portfolio, selects securities from this group for investment by the Fund. Although each account managed by the Adviser has individual objectives and a unique portfolio, the Fund's investments generally are similar to investments made by the Adviser's managed accounts.

  Under the Investment Advisory Agreement between the Adviser and the Fund, the Fund pays the Adviser a fee of 1.5% which is based on the Fund's average daily net assets and is paid quarterly in arrears. For the fiscal year ended December 31, 1999, the Fund paid the Adviser an advisory fee of 1.5% of the average net assets of the Fund.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

  Management's Discussion of the Fund's performance during the fiscal year ended December 31, 1999 is included in the Fund's 1999 Annual Report to Shareholders, additional copies of which can be obtained free of charge upon request in writing or by telephoning the Fund.


                               PRICING OF SHARES

  The price of a Fund share is based on the Fund's net asset value per share. The net asset value per share is determined each day the New York Stock Exchange is open for trading (each, a "Business Day") by or at the direction of the Board of Directors as of the close of business of the Exchange (generally 4:00 p.m., New York City time). Shares will not be priced on days that the New York Stock Exchange is closed for trading. To the extent that the Fund's securities are traded elsewhere, such as on foreign exchanges, on days that the New York Stock Exchange is closed, the value of the Fund's shares may be affected on days when shareholders will not be able to purchase or redeem shares of the Fund.

  The net asset value is computed by dividing the sum of the market value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at a particular time.

  In general, the Fund values its portfolio holdings at their last available public sale price on a Business Day in the case of securities listed on any established securities exchange or included in NASDAQ or any comparable foreign over-the-counter quotation system providing last sale data, or if no sales of such securities are reported on such date, and in the case of "over-the-counter" securities not described above in this paragraph, at the last reported bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange on which the securities are principally traded. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Directors of the Fund.

                              PURCHASE OF SHARES

  You may purchase shares on any Business Day. The purchase price will be the net asset value of the shares next computed following receipt of payment and the Subscriber Information Form and Subscription Agreement attached to this Prospectus. Your payment cannot be accepted until the Fund receives these subscription documents. The minimum initial investment in the Fund is $50,000, although the Fund may in its discretion accept purchases for a lesser amount. There is no minimum subsequent investment. Payment may be made by check or by wire pursuant to delivery instructions set forth in the Subscription Instructions. If you already are a Fund shareholder, you need not submit the subscription documents when purchasing additional shares. The Fund can reject any purchase.

  The Fund generally does not issue certificates for shares. The Fund instead credits your account with the number of shares purchased. You should promptly check the confirmation that is mailed after each purchase (or redemption) in order to ensure that the purchase (or redemption) of shares reported has been recorded accurately in your account. Statements of account will be mailed monthly, showing transactions during the month.

  The Adviser may pay out of its own resources persons who sell shares of the Fund.

                         REDEMPTIONS AND DISTRIBUTIONS

Redemptions

  You may redeem shares on any day the New York Stock Exchange is open for trading. The redemption price will be the net asset value of the shares next computed following receipt of the redemption request in proper form by the Fund, less a redemption fee equal to 0.50% of the gross redemption proceeds. Redemption requests must be made in writing and sent by mail to W.P. Stewart & Co. Growth Fund, Inc., 527 Madison Avenue, New York, New York 10022, or sent by facsimile to 212-980-8039. If certificates have been issued for the shares being redeemed, your redemption request must be accompanied by the certificates endorsed for transfer (or accompanied by an endorsed stock power). The Fund can refuse any requests for redemption if a Fund representative thinks any such request may not be properly authorized. The Fund will not honor redemption requests that are not in proper form.

  The Fund reserves the right to require the redemption of your shares if the net asset value of such shares is reduced to less than $10,000 due to redemptions made by you. Should the Fund elect to exercise this right, you will receive prior written notice and you will be permitted at least 10 calendar days to purchase additional shares to increase your investment to at least the minimum to avoid automatic redemption at the net asset value as of the close of business on the proposed redemption date.

  You will receive payment of the redemption price within seven days after receipt of the redemption request in good order, but the Fund may suspend the right of redemption or postpone payment during any period when (a) trading on the New York Stock Exchange is restricted or such exchange is closed, other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency, within the meaning of the Act, exists, making sale of portfolio securities or determination of the value of the Fund's net assets not reasonably practicable. You will receive notice of any suspension if you have submitted a redemption request and you have not received your redemption payment. If you do not withdraw your redemption request after notification of a suspension, the redemption will be made as of the day on which the suspension is lifted, on the basis of the net asset valuation on that day.

Dividends and Distributions

  The Fund intends to pay you a dividend annually representing its entire net investment income and to distribute to you all its realized net capital gains. Your dividends and/or any capital gain distributions will be reinvested automatically in shares of the Fund at net asset value as of the payment date unless you make a written request to the Fund for payment in cash at least five days in advance of the payment date.

  Checks issued upon your request for payment of dividends and capital gain distributions in cash will be forwarded to you by first class mail. Uncashed checks will not earn interest.

                                   TAXATION

Taxability of Dividends and Distributions

  Dividends from net ordinary income or net short-term capital gains will be taxable to you as ordinary income and distributions from net capital gains from the sale of assets held by the Fund for more than 12 months ("net capital gains") will be taxable to you as long-term capital gains, regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund and regardless of how long you have held shares of the Fund. The Fund expects that its distributions will consist primarily of long-term capital gains. The maximum long-term capital gains rate for individuals is 20%. The maximum long-term capital gains rate for corporations is the same as the maximum tax rate for ordinary income, which currently is 35%. Corporations may be entitled to take a dividends received deduction for a portion of certain dividends they receive. The Fund will inform you each year of the tax status of distributions you received for the previous year. Your tax liabilities for such distributions will depend on your particular tax situation.

  Distributions of net ordinary income or net short-term capital gains received by a non-resident alien individual or foreign corporation which is not engaged in a trade or business in the U.S. generally will be subject to federal withholding tax at the rate of 30%, unless such rate is reduced by an applicable income tax treaty to which the U.S. is a party. However, gains from the sale by such shareholders of shares of the Fund and distributions received by such shareholders from net capital gains generally will not be subject to federal withholding tax.

Taxability of Transactions

  Any time you redeem your shares, it is considered a taxable event for you. Any gain or loss realized upon a redemption of shares generally will be treated as capital gain or loss and will be long-term capital gain or loss if you held your shares for more than 12 months. Any such long-term capital gain derived by an individual shareholder will be taxed at the maximum rate of 20%. Any such loss will be treated as a long-term capital loss if you held your shares for more than one year and otherwise as a short-term capital loss. Any such loss, however, with respect to shares that you held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received.

  The foregoing is a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not a complete analysis of all relevant tax considerations, nor is it a complete listing of all potential tax risks involved in purchasing or holding shares. You should consult your own tax advisor regarding specific questions of federal, state, local or foreign tax considerations.

                              FINANCIAL HIGHLIGHTS

  The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by M.R. Weiser & Co., LLP, independent auditors, whose report, along with the Fund's financial statements are included in the annual report, which is available upon request.

                      For the      For the      For the      For the      For the
                   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                     December 31, December 31, December 31, December 31, December 31,
                      1999         1998         1997         1996         1995
                   ------------ ------------ ------------ ------------ ------------
Net Asset Value,
 Beginning of Period....   $213.59      $168.71      $152.65      $125.94      $101.06
                           -------      -------      -------      -------      -------
Income or Loss From
 Investment Operations
Net Investment Loss.....    (2.03)       (2.21)       (1.87)       (1.81)       (1.15)
Net Gains or Losses on
 Securities (both
 realized and
 unrealized)............    20.40      $ 57.80        38.53        40.17        29.19
                           -------      -------      -------      -------      -------
Total from Investment
 Operations.............    18.37        55.59        36.66        38.36        28.04
Less Distributions
Distributions (from
 capital gains).........   (13.00)      (10.71)      (20.60)      (11.65)       (3.16)
                           -------      -------      -------      -------      -------
Total Distributions.....   (13.00)      (10.71)      (20.60)      (11.65)       (3.16)
                           -------      -------      -------      -------      -------
Net Asset Value, End of
 Period.................  $218.96      $213.59      $168.71      $152.65      $125.94
                           =======      =======      =======      =======      =======
TOTAL RETURN (a)........    8.76%       33.30%       24.69%       30.64%       27.73%

RATIOS AND SUPPLEMENTAL
 DATA
Net Assets, End of
 Period (in thousands)..   $75,311      $50,650      $36,201      $19,829      $10,789
Ratio of Expenses to
 Average Net Assets.....     1.90%        1.94%        2.13%        2.50%        2.50%
Ratio of Fees and
 Expenses Waived and
 Reimbursed by the
 Adviser and
 Administrator to
 Average Net Assets.....      --           --           .02%        0.28%        1.32%
Ratio of Net Investment
 Loss to Average Net
 Assets.................   (1.10)%     (1.26)%      (1.35)%      (1.51)%       (1.36)%
Portfolio Turnover......     32 %        34 %        79 %         76 %         76 %

---------

(a) Total return is calculated assuming a purchase of common stock at net asset value at the beginning of the period, a sale at net asset value at the end of the period, reinvestment of all dividends and distributions at net asset value during the period and no redemption fee. Total return would be reduced if the redemption fee of 0.50% were taken into account. Past performance results shown in this report should not be considered a representation of future performance. Total return will vary and net asset value of shares, when redeemed, may be worth more or less than their original cost.

  The Fund's Statement of Additional Information includes additional information about the Fund and is incorporated by reference herein (legally forms a part of this Prospectus). Additional information about the Fund's investments is also available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can obtain, free of charge, the Statement of Additional Information, annual and semi-annual reports and additional copies of this Prospectus or make shareholder inquiries by writing to W.P. Stewart & Co., Inc., 527 Madison Avenue, New York, New York 10022, by telephoning the Fund collect at 212-750-8585 or by sending a request by facsimile at 212-980-8039. You can also obtain these and other related materials at the Securities and Exchange Commission's internet site (http://www.sec.gov) or upon paying a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102. You can also review and copy such materials at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (please call 1-202-942-8090 in advance for available hours).


Investment Company Act File No. 811-8128

SUBSCRIPTION APPLICATION

                      W.P. Stewart & Co. Growth Fund, Inc.

                           Subscription Instructions

Basic Subscription Documents

  You may subscribe for shares of the common stock, par value $0.001 per share ("Shares"), of W.P. Stewart & Co. Growth Fund, Inc. (the "Fund") only by completing, signing and delivering the following basic subscription documents:

    (a) Subscriber Information Form: Complete all requested information, date and sign.

    (b) Subscription Agreement: Date and sign page S-8. The Subscription Agreement may be completed by a duly authorized officer or agent on behalf of a Subscriber.

    (c) Evidence of Authorization: Subscribers which are corporations should submit certified corporate resolutions authorizing the subscription and identifying the corporate officer(s) empowered to sign the basic subscription documents. Partnerships should submit an extract of the partnership agreement identifying the general partners. Trusts should submit a copy of the trust agreement or relevant portions thereof showing appointment and authority of trustee(s). Employee benefit plans (including Individual Retirement Accounts) should submit a certificate of the trustee or an appropriate officer certifying that the subscription has been authorized and identifying the individual empowered to sign the basic subscription documents. (Entities may be requested to furnish other or additional documentation evidencing the authority to invest in the Fund.)

Delivery Instructions

  Basic subscription documents should be delivered or mailed to the Fund at the following address:

    W.P. Stewart & Co., Inc.
    527 Madison Avenue
    New York, New York 10022

  All basic subscription documents will be returned to the Subscriber if this subscription is not accepted.
--------------------------------------------------------------------------------

Subscription Payments

  Payments for the amount subscribed (not less than $50,000 unless otherwise agreed in advance by the Fund) may be made by check, made payable to the W.P. Stewart & Co. Growth Fund, Inc., or by wire transfer as follows:

      Receiving Bank   State Street Bank and Trust Company
        Information:   225 Franklin Street
                       Boston, Massachusetts 02110
            ABA No.:   011000028

     For Account of:   BNF=AC-65590622
                       Mutual Funds F/B/O W.P. Stewart

  For Subaccount of:   OBI=Growth Fund
                       Shareholder Name/Account Number


Acceptance of Subscriptions

  The acceptance of subscriptions is within the absolute discretion of the Fund, which may require additional information prior to making a determination. The Fund will seek to notify the Subscriber of its acceptance or rejection of the subscription prior to the date of the proposed investment. If the subscription is rejected, the Fund will promptly refund (without interest) to the Subscriber any subscription payments received by the Fund.

Additional Information

  For additional information concerning subscriptions, prospective investors should contact W.P. Stewart & Co., Inc. at 212-750-8585.
- -----------------------------------------------------------------------------

                      W.P. Stewart & Co. Growth Fund, Inc.

                          Subscriber Information Form

  Each Subscriber for shares of the common stock, par value $0.001 per share ("Shares"), of W.P. Stewart & Co. Growth Fund, Inc. (the "Fund") is requested to furnish the following information (please print or type):

1.Identity of Subscriber

 Name: ________________________________________________________________________

 *Mailing Address: ____________________________________________________________

           ____________________________________________________________________

 Telephone: (   )______________________________________________________________

 Telecopier: (   )_____________________________________________________________

* Please indicate above the address to which Fund communications and notices should be sent. If the Subscriber is a natural person, please also furnish below the Subscriber's residential address if different from the address indicated above:

 Residential Address:  ________________________________________________________
 (If different from
 Mailing Address) _____________________________________________________________

 Duplicate Statement Address: _________________________________________________

                  _____________________________________________________________

2.Amount of Subscription

 $
  ----------------

3.Supplemental Data for Entities

   If the Subscriber is not a natural person, furnish the following supplemental data (natural persons may skip to Question 4):

 (a) Legal form of entity: ____________________________________________________

 (b) Jurisdiction of organization: ____________________________________________
- -----------------------------------------------------------------------------

4. Tax Information
-------------------------------------------------------------------------------
                   PART 1-PLEASE PROVIDE     Social Security
                   YOUR TIN IN THE BOX AT    Number OR
                   RIGHT AND CERTIFY BY      Employer
                   SIGNING AND DATING BE-    Identification
                   LOW.                      Number

    SUBSTITUTE

     Form W-9



Department of the
Treasury Internal -------------------------------------------------------------
 Revenue Service   PART 2-CERTIFICATES-Under penalties of per-
                   jury, I certify that:
                   (1) The number shown on this form is my
                   correct Taxpayer Identification Number (or
                   I am waiting for a number to be issued for
                   me) and

 Payer's Request   (2) I am not subject to backup withholding
   for Taxpayer    either because: (a) I am exempt from
  Identification   backup withholding, or (b) I have not been
     ("TIN")       notified by the Internal Revenue Service
                   (the "IRS") that I am subject to backup
                   withholding as a result of a failure to
                   report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                   CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been noti-fied by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding, you received an-other notification from the IRS that you are no longer subject to backup withhold-ing, do not cross out such item (2).



                  -------------------------------------------------------------
                   SIGNATURE ...............     PART-3


                   DATE ....................     Awaiting TIN  [_]
-------------------------------------------------------------------------------

 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN
       BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU.
       PLEASE REVIEW THE ENCLOSED GUIDELINES FOR
       CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
       SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

--------------------------------------------------------------------------------

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
                         PART 3 OF SUBSTITUTE FORM W-9.


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either
 (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer Identification Number within 60 days.

 Signature  ______________________________Date  _____________


                                 ______________________________________________
                                 Name and title or
                                 representative capacity,
                                 if applicable
-------------------------------------------------------------------------------

                      W.P. Stewart & Co. Growth Fund, Inc.

                             Subscription Agreement

W.P. Stewart & Co. Growth
Fund, Inc.
c/o W.P. Stewart & Co., Inc.
527 Madison Avenue
New York, New York 10022-4212

Ladies and Gentlemen:

  The undersigned (the "Subscriber") hereby acknowledges having received the current prospectus (the "Prospectus") dated April 28, 2000 and annual report as of December 31, 1999 of W.P. Stewart & Co. Growth Fund, Inc., a corporation organized under the laws of the State of Maryland (the "Fund").

 Subscription Commitment

  The Subscriber hereby subscribes for as many shares of the common stock of the Fund, par value $0.001 (the "Shares"), as may be purchased including fractional shares at the net asset value per Share (as set forth in the Prospectus) next computed after receipt prior to the close of business at the New York Stock Exchange (normally 4:00 p.m., New York City time) of this Subscription Agreement and payment from the Subscriber for the amount set forth in the accompanying Subscriber Information Form completed and signed by the Subscriber (which shall be considered an integral part of this Subscription Agreement). This Subscription Agreement and the Subscriber Information Form need be submitted only by new investors.

  The Subscriber understands that this subscription is not binding on the Fund until accepted by the Fund, and may be rejected by the Fund in its absolute discretion. If so rejected, the Fund shall return to the Subscriber, without interest or deduction, any payment tendered by the Subscriber, and the Fund and the Subscriber shall have no further obligation to each other hereunder. Unless and until rejected by the Fund this subscription shall be irrevocable by the Subscriber.

 Representations, Warranties and Covenants

  To induce the Fund to accept this subscription, the Subscriber hereby makes the following representations, warranties and covenants to the Fund:

    (a) The information set forth in the accompanying Subscriber Information Form is accurate and complete as of the date hereof, and the Subscriber will promptly notify the Fund of any change in such information. The Subscriber consents to the disclosure of any such information, and any other information furnished to the Fund, to any governmental authority, self-regulatory organization or, to the extent required by law, to any other person.

    (b) In deciding whether to invest in the Fund, the Subscriber has not relied or acted on the basis of any representations or other information purported to be given on behalf of the Fund or the investment adviser of the Fund except as set forth in the Prospectus, the Fund's Statement of
  Additional Information or the Fund's Registration Statement on Form N-1A (it being understood that no person has been authorized by the Fund or the
  Fund's investment adviser to furnish any such representations or other information).
--------------------------------------------------------------------------------

    (c) The Subscriber has the authority and legal capacity to execute, deliver and perform this Subscription Agreement and to purchase and hold Shares.

    (d) If the Subscriber is, or is acting on behalf of, an employee benefit plan (a "Plan") which is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"): (i) the Plan, and any fiduciaries responsible for the Plan's investments, are aware of and understand the Fund's investment objective, policies and methods, (ii) the decision to invest the Plan's assets in the Fund by such fiduciaries was made with appropriate consideration of and in compliance with, the investment duties upon such fiduciaries under Section 404(a)(1)(B) of ERISA and the diversification requirements of Section 404(a)(1)(C) of ERISA; (iii) the fiduciary or other person signing this Subscription Agreement is independent of the Fund and the investment adviser of the Fund; and (iv) this subscription and the investment in the Fund contemplated hereby are in accordance with all requirements applicable to the Plan and its trust under its governing instruments and under ERISA.

 Indemnification

  The Subscriber agrees that the subscription made hereby may be accepted in reliance on the representations, warranties, agreements, covenants and confirmations set out above. The Subscriber agrees to indemnify and hold harmless the Fund and the Fund's investment adviser (including for this purpose their respective shareholders, members, directors, managers, officers and employees, and each person who controls any of them within the meaning of
Section 20 of the Securities Exchange Act of 1934, as amended) from and against any and all loss, damage, liability or expense, including reasonable costs and attorneys' fees and disbursements, which the Fund, such adviser or such persons may incur by reason of, or in connection with, any representation or warranty made herein (or in the accompanying Subscriber Information Form) not having been true when made, any misrepresentation made by the Subscriber or any failure by the Subscriber to fulfill any of the covenants or agreements set forth herein, in the Subscriber Information Form or in any other document provided by the Subscriber to the Fund.

 Miscellaneous

  (a) The Subscriber agrees that neither this Subscription Agreement, nor any of the Subscriber's rights or interest herein or hereunder, is transferable or assignable by the Subscriber, and further agrees that the transfer or assignment of any Shares acquired pursuant hereto shall be made only in accordance with the provisions hereof and all applicable laws.

  (b) The Subscriber agrees that, except as permitted by applicable law, it may not cancel, terminate or revoke this Subscription Agreement or any agreement of the Subscriber made hereunder, and that this Subscription Agreement shall survive the death or legal disability of the Subscriber and shall be binding upon the Subscriber's heirs, executors, administrators, successors and assigns.

  (c) All of the representations, warranties, covenants, agreements and confirmations set out above and in the Subscriber Information Form shall survive the acceptance of the subscription made herein and the issuance of any Shares.

  (d) This Subscription Agreement together with the Subscriber Information Form constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties.

--------------------------------------------------------------------------------

  (e) Within ten days after receipt of a written request therefor from the Fund, the Subscriber agrees to provide such information and to execute and deliver such documents as the Fund may deem reasonably necessary to comply with any and all laws and ordinances to which the Fund is or may be subject.

 Notices

  Any notice required or permitted to be given to the Subscriber in relation to the Fund shall be sent to the address specified in Item 1 of the Subscriber Information Form accompanying this Subscription Agreement or to such other address as the Subscriber designates by written notice received by the Fund.

 Governing Law

  This Subscription Agreement shall be governed by the laws of the State of New York without regard to the conflicts of law provisions thereof.

Dated: _______________________   Very truly yours,


                                 ______________________________________________
                                 Name of Subscriber


                                 ______________________________________________
                                 Signature


                                 ______________________________________________
                                 Name and title or representative capacity, if applicable

                                 *  *  *  *  *

  The foregoing is hereby accepted, subject to the conditions set forth herein.

Dated: _______________________   W.P. Stewart & Co. Growth Fund, Inc.


                                 By: __________________________________________
--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION

                                --------------

                      W.P. Stewart & Co. Growth Fund, Inc.

                                --------------

                               Investment Adviser

                            W.P. Stewart & Co., Inc.
                               527 Madison Avenue
                            New York, New York 10022

                                --------------

  This Statement of Additional Information provides information about W.P. Stewart & Co. Growth Fund, Inc., in addition to the information contained in the Prospectus of the Fund dated April 28, 2000. Please retain this document for future reference.

  This Statement of Additional Information is not a prospectus. It relates to, should be read in conjunction with and incorporates by reference the Prospectus of the Fund. The audited financial statements and Report of the Fund's Independent Accountants for the Fund's fiscal year ended December 31, 1999 are incorporated by reference into this Statement of Additional Information from the Fund's Annual Report to Shareholders for the year ended December 31, 1999. You may obtain the Fund's Prospectus and Annual Report to Shareholders free of charge upon request in writing or by telephoning the Fund (collect) at 212-750-8585.

                                --------------

                              April 28, 2000

                               TABLE OF CONTENTS

ORGANIZATION OF THE FUND....................................................   3

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS.............................   3
  Investment Objective and Methods..........................................   3
  Portfolio Turnover........................................................   5
  Fundamental Investment Policies...........................................   5
  Non-Fundamental Investment Policies.......................................   6

MANAGEMENT OF THE FUND......................................................   6

INVESTMENT ADVISORY AND OTHER SERVICES......................................   8
  Potential Conflicts of Interest...........................................   9
  Duty of Care..............................................................  10
  Code of Ethics............................................................  10

BROKERAGE ALLOCATION........................................................  10

CUSTODIAN, ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT....................  11

INDEPENDENT AUDITOR.........................................................  12

CAPITAL STOCK...............................................................  12

DISTRIBUTION OF THE FUND'S SHARES...........................................  12

COMPUTATION OF NET ASSET VALUE..............................................  12

PURCHASE OF SHARES..........................................................  12

REDEMPTIONS.................................................................  13

TAX STATUS..................................................................  13

ERISA CONSIDERATIONS........................................................  15

FINANCIAL STATEMENTS........................................................  15

CONTACT INFORMATION.........................................................  16

                           ORGANIZATION OF THE FUND

  W.P. Stewart & Co. Growth Fund, Inc. (the "Fund") is a corporation which was organized under Maryland law on September 23, 1993. The Fund is a registered open-end, non-diversified, management investment company (commonly known as a mutual fund). The Fund commenced investment operations on February 28, 1994. W.P. Stewart & Co., Inc., a registered investment adviser (the "Adviser"), is the Fund's investment adviser. You may purchase shares of the Fund, par value $0.001 per share ("Shares"), in the manner described in the Fund's prospectus dated April 28, 2000 (the "Prospectus").

  Pursuant to the laws of Maryland, the Fund's jurisdiction of incorporation, the Board of Directors of the Fund has adopted By-Laws of the Fund that do not require annual meetings of Fund shareholders. The absence of a requirement that the Fund hold annual meetings of the Fund's shareholders reduces Fund expenses. Meetings of shareholders will be held when required by the Investment Company Act of 1940, as amended (the "Act") or Maryland law or when called by the Chairman of the Board of Directors, the President or shareholders owning at least 10% of the outstanding Fund Shares.

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

Investment Objective and Methods

  The Fund's investment objective is to earn capital gains for shareholders. The Fund's investment objective is a fundamental policy of the Fund, which may not be changed without a vote of a majority of the outstanding shares. The Adviser seeks to achieve the Fund's investment objective by investing in common stocks of companies based on a variety of factors. Such factors include: the company's record and projections of profit and earnings growth, accuracy and availability of information with respect to the company, success and experience of management, accessibility of management to the Adviser, product lines and competitive position both in the U.S. and abroad, lack of cyclicality, large market capitalization and liquidity of the company's securities. The Fund's portfolio normally consists primarily of common stocks of U.S.-based companies listed on the New York Stock Exchange, Inc. (the "New York Stock Exchange"). There can be no assurance that the Fund will achieve its investment objective.

  The Fund may also invest in the following:

  Temporary Positions: For temporary defensive purposes or in order to earn a return on available cash balances pending investment or reinvestment, the Fund may invest up to 100% of its assets in debt securities of the U.S. government or its agencies or instrumentalities, interest-bearing accounts maintained with financial institutions, including banks, investment grade short-term debt securities and commercial paper of U.S. companies or repurchase agreements, as well as in other money market instruments.

  Repurchase Agreements: A repurchase agreement customarily requires the seller to agree to repurchase the securities from the Fund at a mutually agreed time and price. The total amount received by the Fund on repurchase would be calculated to exceed the price paid by the Fund, reflecting an agreed upon market rate of interest for the period of time to the settlement (repurchase) date. The underlying securities are ordinarily U.S. government securities, but may consist of other securities in which the Fund is permitted to invest. Repurchase agreements will be fully collateralized at all times. However, if the proceeds from any sale upon default in the obligation to repurchase is less than the repurchase price, the Fund would suffer a loss. In the event of a default, the Fund might incur costs and encounter delays in liquidating collateral.

  Foreign Investments: The Fund may invest in stocks issued by non-U.S. companies. Such investments may be made through the purchase of American Depositary Receipts ("ADRs") or directly in such foreign securities.

  ADRs represent an investment in shares of non-U.S. companies but are denominated in U.S. dollars and usually are listed on a U.S. stock exchange or traded through NASDAQ. Investments in ADRs involve certain risks that investments directly in U.S. stocks do not. Because the underlying security represented by an ADR is normally denominated in a currency other than the U.S. dollar, the value of the ADR as measured in U.S. dollars will be affected favorably or unfavorably by movements in currency exchange rates. This may occur even though the price of the underlying security in the foreign currency in which the security trades directly does not vary. Dividends will normally be declared in the currency in which the underlying security is denominated. The amount of dividends received by the holder of an ADR as measured in U.S. dollars will be affected favorably or unfavorably by movements in currency exchange rates because the dividend will normally be converted into U.S. dollars before payment. Also, dividends declared on the underlying investment represented by an ADR generally will be subject to foreign withholding taxes.

  Investments directly in the securities of foreign companies present special risks and considerations not typically associated with investing in U.S. securities and ADRs. In addition to the exchange rate risks and withholding tax issues described above for ADRs, investments directly in foreign securities may be subject to withholding taxes on capital gains. Other risks and considerations can include political and economic instability, different accounting and financial reporting standards, less available public information regarding companies, exchange control and capital flow regulations and different tax treatment. The securities markets on which such foreign securities trade may be less liquid and settlement delays may be experienced, resulting in losses to the Fund and periods when such assets are unavailable to pay redemptions.

  The Fund does not intend to enter into any type of transaction to hedge currency fluctuations.

  Fixed Income and Convertible Securities and Warrants: The Fund may invest in investment grade debt or preferred equity securities, including securities convertible into or exchangeable for other equity securities, and warrants. Debt securities are subject to credit risk, which is the risk that the issuer may be unable to make interest or principal payments, as well as market risk, which is the risk that the securities may lose value because interest rates rise. Convertible securities typically are corporate bonds or preferred stocks that may be converted at a specified time and price into shares of common stock. Convertible securities generally provide a fixed income stream and afford the investor the opportunity to participate in the appreciation of the underlying common stock. Convertible securities generally perform like regular debt securities, that is, if interest rates rise, the value of the securities usually will fall. Furthermore, since they are convertible into common stock, convertible securities also have the same types of risks as investing in the underlying common stock.

  Warrants are options to buy a stated number of shares of common stock at a specified price during the life of the warrants. Warrants involve more risk than an investment in the underlying common stock. If the price of the underlying common stock does not rise above the exercise price before the warrant expires, the Fund generally will not exercise the warrant and the Fund will lose the amount it paid for the warrant. Furthermore, the price of the warrant will not necessarily rise if the price of the underlying common stock rises.

  Borrowing: The Fund is authorized to borrow money in an amount up to 33% of the Fund's total assets for investment purposes. The Fund also is authorized to borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary or emergency purposes (such as clearance of portfolio transactions, the payment of dividends and Share redemptions). The Adviser presently does not intend to borrow on behalf of the Fund more than 5% of the Fund's net assets.

  Illiquid Securities: The Fund may hold up to 5% of the value of its total assets in illiquid securities, including certain securities which cannot be readily resold to the public because of legal or contractual restrictions, non- negotiable deposits with banks, repurchase agreements which have a maturity of longer than seven days and securities that are not readily marketable.

  Lending Portfolio Securities. The Fund may lend its portfolio securities to brokers, dealers and financial institutions when secured by collateral maintained on a daily marked-to-market basis in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may at any time demand the return of the securities loaned. The Fund will continue to receive the income on loaned securities and will, at the same time, earn interest on the loan collateral, a portion of which generally will be rebated to the borrower. Any cash collateral received under these loans will be invested in short-term money market instruments. Where voting or consent rights with respect to the loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the matters involved will have a material effect on the Fund's investment in the securities loaned. The Fund intends to limit its securities lending activities so that no more than 5% of the value of the Fund's total assets will be represented by securities loaned. The Fund does not currently intend to lend securities.

Portfolio Turnover

  Although the Fund will not make a practice of short-term trading, purchases and sales of securities will be made whenever appropriate, in the Adviser's view, to achieve the principal objective of the Fund to provide capital gains. The rate of portfolio turnover is calculated by dividing the lesser of the cost of purchases or the proceeds from sales of portfolio securities (excluding short-term U.S. government obligations and other short-term investments) for the particular fiscal year by the monthly average of the value of the portfolio securities (excluding short-term U.S. government obligations and short-term investments) owned by the Fund during the particular fiscal year. The Fund's rate of portfolio turnover for the fiscal years ended December 31, 1999 and 1998 was 32% and 34.0%, respectively. The rate of portfolio turnover is not a limiting factor when the Adviser deems portfolio changes appropriate to achieve the Fund's investment objective.


Fundamental Investment Policies

  The Fund has adopted certain fundamental investment policies which can be changed only with the approval of shareholders holding a majority of the total number of outstanding Shares. As defined in the Act, this means the lesser of
(a) 67% or more of the Shares of the Fund at a meeting where more than 50% of the outstanding Shares is present in person or by proxy or (b) more than 50% of the outstanding Shares of the Fund.

  The following is a complete list of the Fund's fundamental investment policies:

    (1) The Fund will not make short sales of securities, invest in warrants or put or call options (or combinations thereof) or purchase any securities on margin, except for short-term credits necessary for clearance of portfolio transactions.

    (2) The Fund will not issue senior securities;

    (3) The Fund may borrow money for investment purposes in amounts up to 33 1/3% of its total assets (including the amount borrowed) and the Fund may also borrow up to 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

    (4) The Fund will not underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter, under Federal securities laws, in connection with the sale of its portfolio securities.

    (5) The Fund will not invest more than 5% of the value of its total assets in securities which cannot be readily resold to the public because of legal or contractual restrictions or because there are no market quotations readily available or in other "illiquid" securities (including non-negotiable deposits with banks and repurchase agreements of a duration of more than seven days). For purposes of this policy, illiquid securities do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 that have been determined to be liquid by the Fund's Board of Directors based upon the trading markets for such securities.

    (6) The Fund will not invest more than 5% of the value of its total assets in securities of companies which, including their predecessors, have a record of less than three years' continuous operation.

    (7) The Fund will not invest more than 25% of the value of its total assets in any one industry or group of related industries.

    (8) The Fund will not invest in real estate, real estate limited partnerships or real estate mortgage loans, although the Fund may invest in marketable securities which are secured by real estate and marketable securities of companies which invest or deal in real estate or real estate mortgage loans.

    (9) The Fund will not engage in the purchase or sale of commodities or commodity futures contracts or invest in oil, gas or other mineral exploration or development programs, although the Fund may invest in securities issued by companies that engage in such activities.

    (10) The Fund will not make loans, except that this restriction shall not prohibit (1) the purchase of publicly distributed debt securities in accordance with the Fund's investment objectives and policies, (2) the lending of portfolio securities and (3) entering into repurchase agreements.

  If a percentage restriction is satisfied at the time of investment, a subsequent increase or decrease in the percentage beyond the specified limit resulting from a change in value or net assets will not be considered a violation of the foregoing restrictions. Whenever any investment policy or investment restriction states a maximum percentage of the Fund's assets which may be invested in any security or other property, it is intended that such maximum percentage limitation be determined immediately after and as a result of the acquisition of such security or property.

Non-Fundamental Investment Policies

  The Fund does not intend to invest in the securities of other investment companies.

                            MANAGEMENT OF THE FUND

  The Fund has a Board of Directors which is responsible for the management and operations of the Fund. The Board oversees the officers of the Fund and the Adviser and decides upon general policy matters. A majority of the Directors are not "interested persons" (as defined in the Act) of the Fund or the Adviser (the "Independent Directors"). The following table sets forth the principal occupation or employment of the members of the Board of Directors and principal officers of the Fund.

                             Position Held with             Principal Occupation
Name, Age and Address+            the Fund               During Past Five (5) Years
-----------------------       ------------------          --------------------------
Marilyn G. Breslow (56)*.  President and Director President, Director and portfolio manager with the Adviser since 1998,
                                                  1993 and 1990, respectively. Ms. Breslow
                                                  has served as portfolio manager with the
                                                  Fund since mid-1997.

John C. Russell (65)*....  Vice President and     Director and Managing Director of W.P.
 Trinity Hall,             Director               Stewart & Co., Ltd., the Adviser's
 43 Cedar Avenue                                  parent, since mid-1998; Director of the
 P.O. Box HM 2905                                 Adviser or its predecessor from 1996
 Hamilton HM LX Bermuda                           through mid-1998; General Counsel of the
                                                  Adviser's predecessor 1996-1997; Chief
                                                  Operating Officer of the Adviser's
                                                  predecessor since 1997; Director and
                                                  Vice President/Chief Operating Officer
                                                  of W.P. Stewart Securities Ltd.; Partner
                                                  of Kroll & Tract (a law firm) from 1994
                                                  through 1996.

June Eichbaum (49).......  Director               Ms. Eichbaum has been a principal of
 570 Lexington Avenue                             Major, Hagen & Africa (New York) Inc.
 New York, New York 10022                         (an executive search firm) since 1992.

William Talcott May (37).  Director               Mr. May has held various officerships
 575 Madison Avenue                               and directorships in May family
 New York, New York 10022                         controlled companies engaged in the real
                                                  estate brokerage and residential
                                                  property management business since 1988.

Thomas R. LeViness (59)..  Director               President of Pell & LeViness, P.C. (a
 90 Park Avenue                                   law firm)
 New York, New York 10016

David J. Winkler (43)....  Director               Senior Vice President of HRH Company of
 1211 Sixth Avenue                                New York (a commercial insurance
 New York, New York 10036                         broker).

Lisa D. Levey (43)*......  Secretary              General Counsel and Assistant Secretary
                                                  of W.P. Stewart & Co., Ltd., the
                                                  Adviser's parent, since mid-1998;
                                                  General Counsel and Secretary of the
                                                  Adviser or its predecessor since 1997.
                                                  From 1991 through 1996, Ms. Levey served
                                                  as General Counsel and Secretary of
                                                  Danielson Holding Corporation (a
                                                  publicly traded financial services
                                                  holding company).

Susan G. Leber (33)*.....  Treasurer              Deputy Finance Director of W.P. Stewart
                                                  & Co. Ltd., the Adviser's parent since
                                                  1999. From 1993 to 1999, Ms. Leber
                                                  served as Audit Manager at Lopez Edwards
                                                  Frank & Co., LLP (an accounting firm).

Alison A. Proshan (31)*..  Assistant Secretary    Associate General Counsel and Assistant
                                                  Secretary of W.P. Stewart & Co., Ltd.,
                                                  the Adviser's parent and Associate
                                                  General Counsel and Assistant Secretary
                                                  of the Adviser since January 1999. From
                                                  1994 to 1999, Ms. Proshan served as an
                                                  associate at the law firm of Milbank,
                                                  Tweed, Hadley and McCloy, LLP.

---------
*  An "interested person" of the Fund as defined in the Act.
+ Unless otherwise indicated, the address of each of the members of the Board of Directors and principal officers of the Fund is 527 Madison Avenue, New York, New York 10022.

  The Fund makes no payments to any of its officers and employees for services and the Fund does not pay any retirement benefits. However, each of the Fund's Independent Directors is paid by the Fund a fee of $1,250 for each meeting of the Fund's Board of Directors and for each meeting of any committee of the Board of Directors that they attend (other than those attended by telephone conference call). Each Director is reimbursed by the Fund for any expenses he or she may incur by reason of attending such meetings or in connection with services he or she may perform for the Fund. The following table sets forth the aggregate compensation paid by the Fund to the current Directors of the Fund for service in the fiscal year ended December 31, 1999:

                                                                       Total
                                                     Pension or    Compensation
                                                     Retirement    From Fund and
                                      Aggregate   Benefits Accrued Fund Complex
                                    Compensation     As Part of       Paid to
    Name and Position               from the Fund  Fund Expenses    Directors**
    -----------------               ------------- ---------------- -------------
Marilyn G. Breslow*................       --            None             --
 President and Director
John C. Russell*...................       --            None             --
 Vice President and Director
June Eichbaum......................    $5,000           None          $5,000
 Director
William Talcott May................    $5,000           None          $5,000
 Director
Thomas R. LeViness.................    $5,000           None          $5,000
 Director
David J. Winkler...................    $5,000           None          $5,000
 Director

- --------
* Directors who are "interested" do not receive compensation from the Fund. ** Neither the Adviser nor any of its affiliates serves as investment adviser to any registered investment company other than the Fund.

  As of March 31, 2000, the Directors and officers of the Fund owned less than 1% of the Shares outstanding. As of the same date, no person owned of record or beneficially 5% or more of the Shares outstanding.

                    INVESTMENT ADVISORY AND OTHER SERVICES

  As described in the Fund's Prospectus, the Adviser is the Fund's investment adviser pursuant to an agreement between the Adviser and the Fund (the "Investment Advisory Services Agreement") and, as such, manages the Fund's portfolio. The Adviser is a Delaware corporation which was incorporated in 1998. The Adviser is registered under the Investment Advisers Act of 1940 as an investment adviser. From February 28, 1994 (commencement of the Fund's investment operations) to July 1, 1998, the Fund's investment adviser was the predecessor of the Adviser's parent company. The Adviser's business office is located at 527 Madison Avenue, New York, New York 10022-4212, its telephone number is (212) 750-8585 and its facsimile number is (212) 980-8039. The Adviser is a wholly owned subsidiary of W.P. Stewart & Co., Ltd., a Bermuda corporation ("W.P. Stewart-Bermuda"), which is also registered as an investment adviser.

  The persons named below are affiliated with the Fund and are also affiliated persons of the Adviser. The capacity in which such persons are affiliated with the Fund and the Adviser is also indicated.

     Name                 Office Held with the Fund  Office Held with the Adviser
     ----                --------------------------- -----------------------------
Marilyn G. Breslow...... Director and President      Director and President
John C. Russell......... Director and Vice President None
Lisa D. Levey........... Secretary                   General Counsel and Secretary
Susan G. Leber.......... Treasurer                   None
Alison A. Proshan....... Assistant Secretary         Associate General Counsel and
                                                     Assistant Secretary

  Under the Investment Advisory Services Agreement, the Adviser is responsible for the management of the Fund's portfolio and constantly reviews its holdings in the light of its own research analyses and those of other relevant sources. Reports of portfolio transactions are reviewed by the directors of the Fund on a regular basis.

  The Adviser has agreed to waive advisory fees and/or reimburse expenses of the Fund so that total Fund operating expenses do not exceed 2.5% of the average annual net assets of the Fund up to $30 million, 2% of the average annual net assets of the Fund of the next $70 million, and 1.5% of the average daily net assets of the Fund in excess of $100 million. Fee waivers and reimbursement are not required by the Investment Advisory Services Agreement and may be discontinued at any time. For the fiscal years ended December 31, 1999 and December 31, 1998, the Adviser did not waive advisory fees and/or reimburse expenses of the Fund pursuant to such waiver and/or reimbursement agreement. During the same period, the Fund paid the Adviser and its predecessor an advisory fee of 1.5% of the average net assets of the Fund.

  For the fiscal years ended December 31, 1999, 1998 and 1997, fees payable to the Adviser and the predecessor adviser in accordance with the terms of the Investment Advisory Services Agreement totaled $956,167, $629,727 and $406,906, respectively. After voluntary fee waiver and/or expense reimbursement, for the fiscal year ended December 31, 1997 the Fund paid the predecessor adviser $402,270.


Potential Conflicts of Interest

  The Adviser manages and expects to continue to manage other investment and trading accounts with objectives similar in whole or in part to those of the Fund, including other collective investment vehicles which may be managed or sponsored by the Adviser and in which the Adviser may have an equity interest.

  The Investment Advisory Services Agreement requires that the Adviser act in a manner that it considers fair, reasonable and equitable in allocating investment opportunities to the Fund, but does not otherwise impose any specific obligations or requirements concerning the allocation of time, effort or investment opportunities to the Fund or any restrictions on the nature or timing of investments for the account of the Fund and for the Adviser's own account or for other accounts which the Adviser may manage. The Adviser is not obligated to devote any specific amount of time to the affairs of the Fund and is not required to give exclusivity or priority to the Fund in the event of limited investment opportunities.

  When the Adviser determines that it would be appropriate for the Fund and one or more of its other investment accounts to participate in an investment opportunity, the Adviser will seek to execute orders for all of the participating investment accounts, including the Fund, on an equitable basis. If the Adviser has determined to invest at the same time for more than one of the investment accounts, the Adviser may place combined orders for all such accounts simultaneously and if all such orders are not filled at the same price, it may average the prices paid. Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, the Adviser may allocate the investments among the different accounts on a basis that it considers equitable. Situations may occur where the Fund could be disadvantaged because of the investment activities conducted by the Adviser for other investment accounts.

  The Adviser selects the brokers to be used for the Fund's transactions, and the Adviser's affiliate is permitted to act as broker for the Fund. By reason of the brokerage fees the Adviser's affiliate earns by acting as broker to the Fund, the Adviser has an incentive to select its affiliate as broker for the Fund. See "Brokerage Allocation."

Duty of Care

  The Articles of Incorporation of the Fund provide that no director or officer of the Fund shall have any liability to the Fund or its shareholders for damages in the absence of malfeasance, bad faith, gross negligence or recklessness or as otherwise required by the Maryland General Corporation Law. The Articles of Incorporation and By-Laws of the Fund contain provisions for the indemnification by the Fund of its directors and officers to the fullest extent permitted by law.

  The Investment Advisory Services Agreement provides that the Adviser shall not be liable to the Fund or its shareholders for any loss or damage occasioned by any acts or omissions in the performance of its services as Adviser in the absence of misconduct, recklessness or gross negligence or as otherwise required by law.

Code of Ethics

  The Fund and the Adviser have adopted a Code of Ethics which permits officers and employees to invest in securities for their own accounts, including securities that may be purchased or held by the Fund, subject to certain restrictions. The Code of Ethics is on file with the Securities and Exchange Commission and is available through the Securities and Exchange Commission's EDGAR system.

                             BROKERAGE ALLOCATION

  The Adviser is responsible for the placement of the portfolio transactions of the Fund and the negotiation of any commissions paid on such transactions. Portfolio securities transactions generally will be effected through brokers on securities exchanges or directly with the issuer or an underwriter or market maker for the securities. Purchases and sales of portfolio securities through brokers involve a commission to the broker. Purchases and sales of portfolio securities with dealers serving as market makers include the spread between the bid and the asked prices.

  As described in the Prospectus, the Fund is non-diversified, and tends to take larger positions in fewer different portfolio companies than most other mutual funds. In addition, the Adviser may select the same investments for the Fund as for its other managed accounts, resulting in a large volume of trades on the same day in any particular security. In an effort to obtain best execution for its clients in the aggregate, including the Fund, the Adviser will take into account such factors as price (including the applicable dealer spread or commission, if any), size of order, difficulty of execution, operational facilities of the firm involved and the firm's risk in positioning a block of securities. In light of these considerations, brokerage transactions normally will be effected through the Adviser's affiliate, W. P. Stewart Securities Limited. The Adviser believes that this practice results in a better overall price and execution to its clients, including the Fund, although the Fund may pay commissions at a rate higher than those charged by other brokers. The Adviser's affiliate will conduct any brokerage services it performs for the Fund in compliance with the requirements of Section 17(e)(2) of the Act, and the Board of Directors of the Fund has adopted procedures designed to ensure such compliance.

  As broker, the Adviser's affiliate will charge the Fund commissions not exceeding the rates charged to the Adviser's institutional customers for similar trades at the time of execution. Prior to July 1997, the Fund effected the majority of its trades through the previous adviser to the Fund (the predecessor of the Adviser's parent company), which was then registered as a broker-dealer. Thereafter, the Fund effected the majority of its trades through W. P. Stewart Securities Limited, the Adviser's affiliate, which was formed and registered as a broker-dealer at that time. For the fiscal years ended December 31, 1999, 1998 and 1997, the Fund paid the Adviser's predecessor or its affiliate brokerage commissions of $93,603, $47,414 and $82,116, respectively. For the fiscal year ended December 31, 1999, the Fund paid total brokerage commissions of $93,603, of which approximately 100% was paid to W.P. Stewart Securities Limited for effecting 100% of the aggregate amount of transactions in which the Fund paid brokerage commissions. The aggregate amount of brokerage commissions paid by the Fund for the fiscal years ended December 31, 1998 and December 31, 1997 was $47,574 and $83,484, respectively.

  Any brokerage transactions not executed by the Adviser's affiliate (which the Adviser believes will be on an exception only basis) will be executed by other brokers and dealers selected by the Adviser on the basis of a variety of factors, including the following: the ability to effect prompt and reliable executions at favorable prices; the operational efficiency with which transactions are effected; the financial strength, integrity and stability of the broker; the quality, comprehensiveness and frequency of available research and related services considered to be of value; and the competitiveness of commission rates in comparison with other brokers satisfying the Adviser's other selection criteria. Research and related services furnished by brokers may include written information and analyses concerning specific securities, companies or sectors; market, financial and economic studies and forecasts; statistics and pricing or appraisal services, as well as discussions with research personnel, along with hardware, software, data bases and other news, technical and telecommunications services and equipment utilized in the investment management process. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with such investment and research information if the Adviser determines such prices or commissions are reasonable in relation to the overall services provided. Research and related services provided by broker-dealers used by the Fund may be utilized by the Adviser or its affiliates in connection with its investment services for other accounts and, likewise, research and related services provided by broker-dealers used for transactions of other accounts may be utilized by the Adviser in performing its services for the Fund. The Adviser will make appropriate allocations so that it bears the cost of any such services used for purposes other than for investment management, for example, for administration.


           CUSTODIAN, ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT

  The Fund's securities and other assets will normally be held in the custody of State Street Bank and Trust Company, which has its principal place of business at 225 Franklin Street, Boston, MA 02110 ("State Street"). Under the Custodian Contract, State Street is reimbursed by the Fund for its disbursements, expenses and charges incurred in connection with the foregoing services and receives a fee from the Fund based on the average assets of the Fund, subject to a minimum annual fee of $36,000.

  State Street also provides certain administrative services to the Fund pursuant to an Administration Agreement, including overseeing the determination of the net asset value of the Fund, maintaining certain books and records of the Fund, and preparing and/or filing periodic reports, advertising materials, supplements, proxy materials and other filings. In consideration for these services, State Street is paid a fee based on a percentage of the average assets of the Fund, subject to a minimum annual fee of $65,000.

  State Street also provides certain shareholder services to the Fund pursuant to a Transfer Agency and Service Agreement, including disbursing dividends and distributions, disbursing redemption proceeds, processing subscription applications and serving as transfer agent and registrar. In consideration for these services, State Street is paid a monthly fee of $2,500 ($30,000 annually).

                              INDEPENDENT AUDITOR

  M.R. Weiser & Co., LLP, 135 West 50th Street, New York, NY 10020, serves as the independent auditor of the Fund. It audits the Fund's annual financial statements and renders reports thereon, which are included in the Annual Report to Shareholders. In addition, the Fund's auditor reviews certain filings of the Fund with the Securities and Exchange Commission and prepares the Fund's federal and state corporation tax returns.

                                 CAPITAL STOCK

  The authorized capital stock of the Fund consists of 100,000,000 Shares, all of one class and of $0.001 par value per Share, and all having equal voting, redemption, dividend and liquidation rights. Shares are fully paid and non-assessable when issued and are redeemable and subject to redemption under certain conditions described in the Prospectus. Shares have no preemptive, conversion or cumulative voting rights.

  Pursuant to the By-Laws of the Fund adopted under the provisions of the laws of Maryland, the Fund's jurisdiction of incorporation, the Fund will not generally hold annual meetings of Fund shareholders. Shareholder meetings, however, will be held when required by the Act or Maryland laws, or when called by the Board of Directors, the President or shareholders owning at least 10% of outstanding Shares. The Fund is obligated to bear the cost of any such notice and meeting.

                       DISTRIBUTION OF THE FUND'S SHARES

  The Fund is offering its Shares directly and has no underwriter, except that the Adviser will act as placement agent where required by local law. The Adviser may recommend an investment in the Fund but receives no fee specifically for doing so.

  The Adviser may pay out of its own resources persons who sell Shares of the Fund.

                        COMPUTATION OF NET ASSET VALUE

  Shares of the Fund are sold at net asset value. For a discussion of how net asset value is determined, see "Pricing of Shares" in the Prospectus. The Fund computes its net asset value once daily on days the New York Stock Exchange is open for trading. The Exchange ordinarily is closed on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Using the Fund's net asset value at December 31, 1999, the maximum offering price of the Fund's shares was as follows:

   Net Assets...................................................... $75,311,227
   Number of Shares Outstanding....................................     343,956
   Offering Price per Share........................................ $    218.96

                              PURCHASE OF SHARES

  The methods of buying Shares are described in the Prospectus. There are no sales charges.

  The Fund may accept securities in payment of Shares provided such securities:

    (a) meet the investment objective and policies of the Fund;

    (b) are acquired by the Fund for investment and not for resale;

    (c) are liquid securities which are not restricted as to transfer either by law or liquidity of market; and

    (d) have a value which is readily ascertainable (and not established only by valuation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange or NASDAQ.

                                  REDEMPTIONS

  The Fund may require the redemption of your Shares in full (less a 0.5% redemption fee) if (i) the net asset value of your Shares is reduced to less than $10,000 due to redemptions made by you, or (ii) the Fund determines or has reason to believe that ownership of such Shares by such shareholder will cause the Fund to be in violation of, or require registration of any such Shares or subject the Fund to additional registration or regulation under, the securities laws of any relevant jurisdiction. Any such mandatory redemption shall be effective as of the date designated by the Fund in a notice to the shareholder (which shall be not less than 10 calendar days after delivery or mailing of the notice of mandatory redemption).

                                  TAX STATUS

  The Prospectus of the Fund contains information about the federal income tax status of the Fund and the federal income tax consequences of ownership of Shares. Certain supplementary information is presented below.

  The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income which is distributed to shareholders and permits net capital gains of the Fund (i.e., the excess of net capital gains from the sale of assets held for more than 12 months over net short-term capital losses) to be treated as capital gains of the shareholders, regardless of how long shareholders have held their Shares in the Fund.

  Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Fund's annual gross income (without reduction for losses from the sale or other disposition of securities) be derived from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities); and (c) the Fund distribute to its shareholders at least 90% of its net taxable investment income (including short- term capital gains) other than long-term capital gains and 90% of its net tax exempt interest income in each year.

  Any gain realized by a shareholder on the redemption or other disposition of Shares by a shareholder who is not a dealer in securities generally will be treated as capital gain. Any such capital gain derived by an individual will be subject to tax at the maximum rate of 20% with respect to Shares held for more than 12 months. The maximum long-term capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income, which currently is 35%.

  Any capital loss realized by a shareholder on the redemption or other disposition of Shares will be treated as long-term capital loss if such Shares were held for more than one year. Any loss realized by a shareholder on the redemption or other disposition of Shares which he has held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any capital gains distributions received by the shareholder with respect to such Shares; any capital loss on such shares in excess of such distribution will be treated as short-term capital loss. Any loss realized on a sale or exchange of Shares will be disallowed to the extent that the Shares disposed of are replaced (including, for example, by receipt of dividends paid in Shares) within a 61-day period beginning 30 days before and ending 30 days after the date the Shares are disposed of. In such a case, a shareholder will adjust the basis of the Shares acquired to reflect the disallowed loss.

  Since, at the time of an investor's purchase of Shares, a portion of the per share net asset value by which the purchase price is determined may be represented by realized or unrealized appreciation in the Fund's portfolio or undistributed income of the Fund, subsequent distributions (or a portion thereof) on such Shares may in reality represent a return of his capital. However, such a subsequent distribution would be taxable to such investor even if the net asset value of his Shares is, as a result of the distributions, reduced below his cost for such Shares. Prior to purchasing Shares of the Fund, an investor should carefully consider such tax liability which he might incur by reason of any subsequent distributions of net investment income and capital gains.

  The Fund would be subject to a 4% non-deductible excise tax on certain amounts if they are not distributed (or not treated as having been distributed) on a timely basis in accordance with a calendar year distribution requirement. The Fund intends to distribute to shareholders each year an amount sufficient to avoid the imposition of such excise tax.

  By law, the Fund must withhold 31% of a shareholder's distributions and redemption proceeds if such shareholder has not provided either a taxpayer identification number or a social security number or if the number provided is incorrect.

  Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Such taxes will reduce shareholders' return.

  Dividends and distributions generally are taxable to shareholders in the year in which they are received. Dividends declared in October, November and December payable to shareholders of record on a specified date in October, November and December and paid in the following January will be treated as having been paid by the Fund and received by shareholders in such prior year. Under this rule, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

  In addition to federal income taxes, shareholders of the Fund may be subject to state, local or foreign taxes on distributions from the Fund and on repurchases or redemptions of Shares. Shareholders should consult their tax advisors as to the application of such taxes and as to the tax status of distributions from the Fund and repurchases or redemptions of Shares in their own states and localities. Non-U.S. shareholders, present in the U.S. for substantial periods of time during a taxable year, maintaining an office or "tax home" in the U.S., or conducting business in the U.S. with which their Shares may be "effectively connected," should consult their tax advisors as to whether such presence or such activities may subject them to U.S. tax as a U.S. person or otherwise. Each shareholder who is not a U.S. person should also consult his tax advisor regarding the federal, state, local and foreign tax consequences of ownership of Shares of the Fund.

                             ERISA CONSIDERATIONS

  Persons who are fiduciaries with respect to an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including most qualified retirement plans and funded nonqualified plans of deferred compensation (an "ERISA Plan") should consider, among other things, the matters described below before determining whether to invest in the Fund.

  ERISA imposes certain general and specific responsibilities on the persons who are the fiduciaries responsible for investing the assets of an ERISA Plan, including exclusive benefit of participants, prudence, diversification, absence of prohibited transactions, conformity of governing documents, and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor regulations provide that to meet the prudence standard, a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is reasonably designed to further the ERISA Plan's purposes, the diversification of the Plan's portfolio, an examination of the liquidity and current return factors relative to cash flow needs, and the projected return of the portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with the foregoing responsibilities under ERISA. A fiduciary may need to take other factors into consideration if the ERISA Plan permits participants to direct the investment of their accounts and the Fund is offered as an investment alternative under the ERISA Plan. If a fiduciary with respect to any such ERISA Plan breaches his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

  After an investment in the Fund has been made by an ERISA Plan, the fiduciaries responsible for that ERISA Plan's investment decisions must periodically review the investment to determine whether it continues to satisfy the prudence and other requirements under ERISA. It is noted that, since the Fund is a mutual fund, the underlying assets of the Fund are not "plan assets," within the meaning of the applicable ERISA regulations. Consequently, the fiduciaries of an investing ERISA Plan would not normally have responsibility for the investment decisions made by or on behalf of the Fund with respect to those underlying assets.

  The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained in this Statement of Additional Information is, of necessity, general and may be affected by future judical decisions and administrative regulations and rulings. Potential investors should consult with their legal advisors regarding the consequences under ERISA of the acquisition and ownership of Shares.

                             FINANCIAL STATEMENTS

  The Fund will furnish to its shareholders annual reports containing financial statements examined by the Fund's independent auditors as soon as practicable after the end of the fiscal year of the Fund. The Fund will furnish, without charge, copies of its latest Semi-Annual and Annual Reports to Shareholders upon request.

  The audited financial statements and Report of the Fund's Independent Accountants for the Fund's fiscal year ended December 31, 1999 are incorporated by reference into this Statement of Additional Information from the Fund's Annual Report to Shareholders for the year ended December 31, 1999. The Fund's Annual Report to Shareholders can be obtained free of charge upon request in writing or by telephoning the Fund.

  The financial statements of the Fund included in the Annual Report to Shareholders for the year ended December 31, 1999 have been incorporated herein by reference, in reliance with respect to the Financial Statements, on the report of M.R. Weiser & Co., LLP, independent auditors, given on the authority of that firm as experts in auditing and accounting.

                              CONTACT INFORMATION

  For further information regarding the Fund or to request copies of the Fund's Prospectus or Registration Statement free of charge, telephone or write to W.P. Stewart & Co., Inc., 527 Madison Avenue, New York, New York 10022,
Telephone: 212-750-8585, Facsimile: 212-980-8039.

                                     PART C

                               OTHER INFORMATION

Item 23. EXHIBITS

 Exhibit
 Number
 -------
   (a)   Amended Articles of Incorporation of the Fund. Incorporated by
         reference from Exhibit 1 to Post-Effective Amendment No. 5 to the
         Registration Statement filed on Form N-1A on May 7, 1998 (File No. 33-
         71142).
   (b)   Amended By-Laws of the Fund. Incorporated by reference from Exhibit 2 to Post-Effective Amendment No. 6 to the Registration Statement filed on Form N-1A on September 25, 1998 (File No. 33-71142).
   (c)   Portions of Articles of Incorporation and By-Laws of the Fund defining the rights of holders of shares in the Fund. Incorporated by reference from Exhibit 4 to Post-Effective Amendment No. 5 to the Registration
         Statement filed on Form N-1A on May 7, 1998 (File No. 33-71142).
   (d)   Investment Advisory Services Agreement between the Fund and the
         Adviser.*
   (e)   Not Applicable
   (f)   Not Applicable
   (g)   (i) Custodian Contract between the Fund and State Street Bank and
         Trust Company. Incorporated by reference from Exhibit 8 to Post-
         Effective Amendment No. 5 to the Registration Statement filed on Form
         N-1A on May 7, 1998 (File No. 33-71142).
         (ii) Amendment to Custodian Contract. Incorporated by reference from
         Exhibit (g)(ii) to Post-Effective Amendment No. 7 to the Registration
         Statement filed on Form N-1A on February 26, 1999 (File No. 33-71142).
   (h)   Administration Agreement and Transfer Agency and Service Agreement,
         each between the Fund and State Street Bank and Trust Company.
         Incorporated by reference from Exhibit 9 to Post-Effective Amendment
         No. 5 to the Registration Statement filed on Form N-1A on May 7, 1998
         (File No. 33-71142).
   (i)   Opinion of Sutherland, Asbill & Brennan, former counsel for the Fund.
         Incorporated by reference from Exhibit 10 to Post-Effective Amendment
         No. 5 to the Registration Statement filed on Form N-1A on May 7, 1998
         (File No. 33-71142).
   (j)   (i) Consent of M.R. Weiser & Co., LLP, independent auditors for the
         Fund.*
         (ii) Consent of Swidler Berlin Shereff Friedman, LLP, legal counsel to the Fund.*
   (k)   Not applicable
   (l)   Subscription Agreement between the Fund and WPS&Co., N.V. Incorporated by reference from Exhibit 13 to Post-Effective Amendment No. 5 to the
         Registration Statement filed on Form N-1A on May 7, 1998 (File No. 33-
         71142).

 Exhibit
 Number
 -------
   (m)   Not Applicable
   (n)   Not Applicable
   (o)   Not Applicable
   (p)   Code of Ethics*
   (q)   Powers of Attorney. Incorporated by reference from Exhibit 24 to Post-
         Effective Amendment No. 5 to the Registration Statement filed on Form
         N-1A on May 7, 1998 (File No. 33-71142) and Exhibit (o)(ii) to Post-
         Effective Amendment No. 7 to the Registration Statement filed on Form
         N-1A on February 26, 1999 (File No. 33-71142).

---------
 * Filed herewith.

Item 24. Persons Controlled by or Under Common Control with Registrant

  As of the date hereof, the Fund is not controlled by any person other than the directors of the Fund and the Adviser, as members of its Board of Directors and investment adviser to the Fund, in their respective capacities as such.

Item 25. Indemnification

  Every person who is or was a director, officer or employee of the Fund has the right to be indemnified to the fullest extent permitted by law for any liabilities incurred and reasonable expenses of defending against claims or threatened claims in connection with his office, except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of his office. See Article Ninth of the Articles of Incorporation and Article 9 of the Amended By-Laws for a more complete description of matters related to indemnification.

Item 26. Business and Other Connections of Investment Adviser

  The Adviser, including the Fund's predecessor adviser, has been engaged since 1973 in the business of providing discretionary and non-discretionary investment advisory services and brokerage services to various clients.

  John A. Allison is a Director and portfolio manager of the Adviser and since January 2000 has served as Chairman and Chief Executive Officer of W.P. Stewart Asset Management Ltd., an affiliate of the Adviser.

  Joseph S. Frelinghuysen, Jr. is an outside Director of the Adviser and since 1989 has served as President of J.S. Frelinghuysen & Co., Inc., an investment banking firm.

  Marilyn G. Breslow is President and Director of the Fund and has served as President, Director and portfolio manager of the Adviser since 1998, 1993 and 1990, respectively.

  Lisa D. Levey is Secretary of the Fund, General Counsel and Secretary of the Adviser and since June 1998 has served as General Counsel and Assistant Secretary of W.P. Stewart & Co., Ltd., the Adviser's parent, and several of its affiliates.

  Alison A. Proshan is Assistant Secretary of the Fund, Associate General Counsel and Assistant Secretary of the Adviser and, since January 1999 has served as Associate General Counsel and Assistant Secretary of W.P. Stewart & Co., Ltd., the Adviser's parent, and several of its affiliates.

Item 27. Principal Underwriters

  (a) Not applicable

  (b) Not applicable

Item 28. Location of Accounts and Records

                                                              Name of
             Account, Book or Other Document             Person Maintaining
             -------------------------------             ------------------
   (Numbers refer to Subparagraphs under Rule 31a-1(b)
                       of the Act)
    (1) Journals (or other records or original entry)    State Street Bank
        containing an itemized daily record in detail     and Trust Company
        of all purchases and sales of securities, all
        receipts and deliveries of securities, all
        receipts and disbursements of cash and all
        other debits and credits.
    (2) General and auxiliary ledgers (or other          State Street Bank
        records) reflecting all asset, liability,         and Trust Company
        reserve, capital, income and expense accounts.
    (3) Not applicable
    (4) Corporate Charters, By-Laws and Minute Books     The Adviser
    (5) Record of each brokerage order given by or on    State Street Bank
        behalf of the Fund                                and Trust Company
    (6) Record of all other portfolio purchases or       State Street Bank
        sales                                             and Trust Company
    (7) Record of Options (if any) and commitments       State Street Bank
                                                          and Trust Company
    (8) Trial balances                                   State Street Bank
                                                          and Trust Company
    (9) Brokerage Records                                The Adviser
                                                         and/or W.P.
                                                         Stewart
                                                         Securities
                                                         Limited
   (10) Records of authorizations                        The Fund
   (11) Advisory Material                                The Fund
        All other records (if any) required to be        The Fund
        maintained by paragraph (a) of Rule 31a-1

  All records maintained by the Adviser or the Fund will be maintained at 527 Madison Avenue, New York, New York 10022.

  All records maintained by W.P. Stewart Securities Limited will be maintained at Trinity Hall, 43 Cedar Avenue, P.O. Box HM2905, Hamilton HM LX, Bermuda.

  All records maintained by State Street Bank and Trust Company will be maintained at 225 Franklin Street, Boston, MA 02110.

Item 29. Management Services

  Not Applicable

Item 30. Undertakings

  Not applicable.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 10th day of May, 2000.

                                          W.P. Stewart & Co. Growth Fund, Inc.

                                                             *
                                          By: _________________________________
                                             ---------------------------------
                                          Name: Marilyn G. Breslow
                                          Title:President

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


         Signature                        Title                         Date


                  *                    Director and
                                       President
------------------------------------
         Marilyn G. Breslow

                  *                    Director and Vice
                                       President
------------------------------------
           John C. Russell

                  *                    Director
-------------------------------------
            June Eichbaum

                  *                    Director
-------------------------------------
         William Talcott May

                  *                    Director
-------------------------------------
         Thomas R. LeViness

                  *                    Director
-------------------------------------
          David J. Winkler

          /s/ Lisa D. Levey                                     May 10, 2000
*By:
     --------------------------------
    Lisa D. Levey
    Attorney-in-Fact

                                 EXHIBIT INDEX

 Exhibit No.                           Description
 -----------                           -----------



    (d)      Investment Advisory Services Agreement between the Fund and the
             Adviser

    (j)(i)   Consent of M. R. Weiser & Co., LLP


   (j)(ii)   Consent of Swidler Berlin Shereff Friedman, LLP


       (p)   Code of Ethics